Exhibit 10.38

                                   PROMISSORY NOTE

Principal Amount:                                  Effective as of:
US$8,910.74                                        December 31, 2004


1. Amount; Interest Rate     FOR VALUE RECEIVED, Brooklyn Cheesecake &
                             Desserts Company, Inc., formerly known as Creative Bakeries, Inc., a corporation organized and existing under the laws of New York and authorized to do business in New Jersey, with offices at 20 Passaic Avenue, Fairfield, New
                             Jersey 07004 and its wholly owned subsidiary, J.M. Specialties, Inc., A New Jersey
                             Corporation, a corporation organized and existing under the laws of New Jersey, with offices at 20 Passaic Avenue, Fairfield, New
                             Jersey 07004 (the "Co-Obligor[s]"), promise to pay to the order of Anthony J. Merante, residing at 46 Davenport Road, Yonkers, New York 10710
                             (the "Payee"), the principal sum of Eight
                             Thousand Nine Hundred Ten and 74/100 United
                             States Dollars (US$8,910.74)(the "original principal balance"), and interest on the outstanding principal balance from the date hereof at the rate of eight and one half percent
                             (8.5%) per annum (the "annual interest rate").
                             The Co-Obligors are and shall remain jointly and severally liable to Payee for all amounts due the Payee pursuant to this note.



2. Payment Schedule          (a)   For purposes of calculating monthly
                                   installments to be paid, the
                                   following definitions shall apply:

                                   (i)   "Interest rate factor" shall mean
                                         the product obtained by first
                                         dividing the annual interest rate by
                                         three hundred sixty (360) days, and
                                         then multiplying the resulting
                                         quotient by the actual number of
                                         days in the month for which the
                                         monthly installment applies.

                                   (ii)"Outstanding principal balance" shall
                                         mean the original principal balance
                                         first increased by the cumulative
                                         total of all additions to the
                                         original principal balance made
                                         pursuant to Sections 4 and 5 of this
                                         note and then decreased by the
                                         cumulative total of all principal
                                         payments previously paid by any
                                         Co-Obligor to the Payee at the time
                                         a monthly installment is due.


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                                   (iii) "Interest payment" shall mean the
                                         product obtained by multiplying the
                                         interest rate factor by the
                                         outstanding principal balance at the
                                         time a monthly installment is due.

                                   (iv)  "Principal payment" shall mean the
                                         quotient obtained by dividing the
                                         outstanding principal balance as of
                                         July 1, 2005 by twelve (12).

                             (b)   This note shall be payable in twelve
                                   (12) monthly installments as
                                   follows:

                                   (i)   For each of the first six (6)
                                         monthly installments, each monthly
                                         installment shall consist solely of
                                         an interest payment and shall be
                                         payable commencing on the last day
                                         of January 2005 and thereafter shall
                                         continue to be payable on the last
                                         day of each month up until and
                                         including the last day of June 2005;
                                         and

                                   (ii)For each of the remaining six (6)
                                         monthly installments, each monthly
                                         installment shall consist of an
                                         interest payment and principal
                                         payment and shall be payable
                                         commencing on the last day of July
                                         2004 and thereafter shall continue
                                         to be payable on the last day of
                                         each month up until and including
                                         the last day of December 2005.

                             (c)   All payments, including insufficient
                                   payments, shall be applied,
                                   regardless of their designation by
                                   Co-Obligors, as the Payee shall
                                   determine at his sole discretion.

3. Default                   If any of the following events shall occur,
                             the outstanding principal balance of this note together with accrued interest thereon shall, on demand by the Payee of this note, be due and payable: any amount owing under this note or any other note is not paid when due; a default under any other provision of this note or any other note or under any guarantee or other agreement providing security for the


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                             payment of this note or any other note; a
                             breach of any representation or warranty under this note or any other note or under any guarantee or agreement providing security for payment of this note or any other note; the liquidation, dissolution, death, or incompetency of any Co-Obligor or any individual, corporation, partnership, or other entity guaranteeing or providing security for the payment of this note or any other note; a sale of a material or substantial portion of the business and assets of any Co-Obligor or any corporation, partnership, or other entity guaranteeing or providing security for the payment of this note or any other note; a merger, consolidation, or acquisition of any Co-Obligor or any corporation, partnership, or other entity guaranteeing or providing security for the payment of this note or any other note; a change in ownership of any Co-Obligor or any corporation, partnership, or other entity guaranteeing or providing security for the payment of this note or any other note wherein 50% ownership of all classes of shares or interests of any Co-Obligor or any corporation, partnership, or other entity guaranteeing or providing security for the payment of this note or any other note is held by any group of business entities or individuals, which in combination with each other number six (6) or fewer; a change in control of any Co-Obligor or any corporation, partnership, or other entity guaranteeing or providing security for the payment of this note or any other note wherein 50% control of the voting rights of all classes of shares or interests of any Co-Obligor or any corporation, partnership, or other entity guaranteeing or providing security for the payment of this note or any other note is held by any group of business entities or individuals, which in combination with each other number six (6) or fewer; a change in the membership of the Board of Directors, partners, or members of any Co-Obligor or any corporation, partnership, or other entity guaranteeing or providing security for the payment of this note or any other note wherein any current Board Members duly serving on the Board of Directors, partners, or members as of the date of this Agreement no longer comprise more than two thirds (?) of the entire Board of Directors(exclusive of any New Board Member or Board Members added to the Board of Directors who were appointed, nominated, or elected through the efforts of the Payee), partnership, or membership of any Co-Obligor or any corporation, partnership, or other entity guaranteeing or providing security for the payment of this note or any other note;


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                             the filing of a petition under any bankruptcy,
                             insolvency, or similar law by any Co-Obligor or by any individual, corporation, partnership, or other entity guaranteeing or providing security for the payment of this note or any other note; the making of any assignment for the benefit of creditors by any Co-Obligor or by any individual, corporation, partnership, or other entity guaranteeing or providing security for the payment of this note or any other note; the filing of a petition under any bankruptcy, insolvency, or similar law against any Co-Obligor or against any individual, corporation, partnership, or other entity guaranteeing or providing security for the payment of this note and any other note and such petition not being dismissed within a period of thirty (30) days of the filing; the termination or discontinuance of employment, for any reason whatsoever, between the Payee of this note or any other note and any Co-Obligor.

4. Default Interest          The outstanding balance of any amount owing
                             under this note that is not paid when due shall bear interest at the rate of twelve and a half percent (12.5%) per annum. Any default interest under this section and any amount owing under this note that is not paid when due shall be due and owing immediately by the Co-Obligors and shall accrue default interest until such time that they are satisfied in full by Co-Obligors.

5. Payment in Cash or Kind   Up until the last day of June 2005, the
                             Co-Obligors shall have the option to pay interest to the Payee in cash or in kind. In the event that the Co-Obligors choose to pay in cash, such payment shall be made pursuant to Section 7 of this note. In the event the Co-Obligors choose to pay interest in kind, the amount of such interest accrued shall be added to the original principal balance, which shall then be paid to the Payee in equal installments with accrued interest from July
                             31, 2005 over the remainder of the term of this note as set forth in Section 2(b)(ii) of this note.

6. Usury Clause              Notwithstanding any other provision of this
                             note, interest under this note shall not exceed the maximum rate permitted by law; and if any amount is paid under this note as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a prepayment on account of the principal amount of this note.
                             If at any time the interest rate under this note would, but for the provision of the preceding sentence, exceed the maximum rate permitted by law, then the outstanding principal balance of this note shall, on demand by the Payee of this note, become and be due and payable.


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7. Where to Make Payments    All payments of principal and cash interest
                             shall be made in lawful currency of the United States of America by certified check made payable to Anthony J. Merante and delivered before 11:00 a.m. Eastern Standard or Eastern Daylight time (whichever is then in effect) on the due date thereof at 46 Davenport Road, Yonkers, New York 10710, or in such other manner or at such other place as the Payee of this note designates in writing.

8. No Set-off and Tax Gross All payments under this note shall be made Up without defense, set-off or counterclaim, free and clear of and without deduction for any reason and for taxes of any nature now or hereafter imposed. Should any such payment be subject to any tax, the Co-Obligors shall pay to the Payee of this note such additional amounts as may be necessary to enable the Payee to receive a net amount equal to the full amount payable hereunder. As used in this paragraph, the term "tax" means any tax, levy, impost, duty, charge, fee, deduction, withholding, turnover tax, stamp tax and any restriction or condition resulting in a charge imposed in any jurisdiction upon the payment or receipt of any amount under this note.

9. Expenses                  The Co-Obligors agree to pay on demand (i) all
                             expenses (including, without limitation, legal fees and disbursements) incurred in connection with the negotiation and preparation of this note and any documents in connection with this note, and (ii) all expenses of collecting and enforcing this note and any guarantee or collateral securing this note, including, without limitation, expenses, and fees of legal counsel, court costs, and the cost of appellate proceedings.


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10. Governing Law            This note and the obligations of the
                             Co-Obligors shall be governed by and construed in accordance with the laws of the State of New York, except that no choice of law doctrine shall be used to apply the laws of another jurisdiction. For purposes of any proceeding involving this note or any of the obligations of any Co-Obligor, the Co-Obligors hereby submit to the non-exclusive jurisdiction of the courts of the State of New York and of the United States having jurisdiction in the County of New York, State of New York, and agrees not to raise and waive any objection to or defense based upon the venue of any such court and any objection or defense based upon forum non conveniens. The Co-Obligors agree not to bring any action or other proceeding with respect to this note or with respect to any of its obligations in any other court unless such courts of the State of New York and of the United States determine that they do not have jurisdiction in the matter.

11. Waiver of Presentment, The Co-Obligors waive presentment for payment, Etc. demand, protest and notice of protest and of non-payment.

12. Delay; Waiver            The failure or delay by the Payee of this note
                             in exercising any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance. The
                             Payee of this note may not waive any of its rights except by an instrument in writing signed by the Payee.

13. Prepayment               The Co-Obligors may prepay all or any portion
                             of the principal of this note at any time and from time to time without premium or penalty.
                             Any such prepayment shall be applied against the installments of principal due under this note in the inverse order of their maturity and shall be accompanied by payment of accrued interest on the amount prepaid to the date of prepayment.

14. Rights and Remedies      The rights and remedies provided in this note
                             are cumulative and not exclusive of any rights or remedies provided by law or by any other agreement. The Payee will not be required to resort to or pursue any of its rights or remedies under or with respect to any other note, agreement, or with respect to any other collateral, guarantee, or other security before pursuing any of its rights or remedies under this note. The Payee may pursue its rights and remedies in such order as it determines.

15. Amendment This note may not be amended without the written approval of the Payee.

16. Section Headings Section headings are for purposes of convenience only and shall have no bearing on the interpretation of any provision in this note.


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17. Severability             If any provision of this note or the
                             application of any such provision to any person or circumstance is held invalid, the remainder of this note, and the application of such provision other than to the extent it is held invalid, shall not be invalidated or affected thereby.

18. Entire Note              This note constitutes the entire note and
                             supersedes any and all prior agreements or understandings, whether written or oral. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein.

19. Pronouns All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the person or persons may require.

20. Rules of Construction Each of the parties hereto has reviewed this note and agrees that the normal rule of construction that any ambiguity or uncertainty in a writing be interpreted against the party drafting the writing shall not apply in any action or proceeding involving this note.

21. Successors               This note shall be binding upon and inure to
                             the benefit of permitted successors and
                             assigns, heirs, executors, and administrators of the respective parties. Neither the Co-Obligors nor the Payee may, without the other's prior written consent, transfer or assign any rights or obligations under this note.

22. Acknowledgment The parties hereto acknowledge that they have read and understand this note and agree to be bound by its terms and conditions.

23. Execution This note may be executed in counterparts, and as so executed shall constitute one note binding on the parties.

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                            SIGNATURE PAGE FOLLOWS


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                                      CO-OBLIGOR

                                      Brooklyn Cheesecake & Desserts
                                      Company, Inc., formerly known as
                                      Creative Bakeries, Inc.

                                      By:
                                          -------------------------
                                      Name: Ronald L. Schutte

                                      Title: Chief Executive Officer



                                      CO-OBLIGOR


                                      J.M. Specialties, Inc., A New
                                      Jersey Corporation

                                      By:
                                          -------------------------
                                      Name: Ronald L. Schutte

                                      Title: President


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